                                                                    EXHIBIT 99.3


                              A. LAWER CORPORATION

                            INTERIM FINANCIALS AS OF



                             JUNE 30, 1999 AND 1998

                              A. LAWER CORPORATION



                                 BALANCE SHEETS

                       JUNE 30, 1999 AND DECEMBER 31, 1998


                                     ASSETS

                                                                                         1999             1998
                                                                                    --------------   ------------
                                                                                      (UNAUDITED)
CURRENT ASSETS:
    Cash and cash equivalents                                                       $      22,274    $       3,307
    Trade accounts receivable, net of allowance for doubtful accounts
       of $125,000 and $57,600 at 1999 and 1998, respectively                           6,815,648        4,742,560
    Inventories                                                                         3,739,393        2,143,014
    Costs and estimated earnings in excess of billings on uncompleted
       contracts                                                                          949,928          871,494
    Prepaid expenses and other current assets                                             176,562           70,428
                                                                                    ---------------  ---------------
              Total current assets                                                     11,703,805        7,830,803
                                                                                    ---------------  ---------------
VEHICLES, EQUIPMENT, AND LEASEHOLD IMPROVEMENTS,
    NET
                                                                                          926,442          996,319
                                                                                    ---------------  ---------------
OTHER ASSETS:
    Goodwill, net                                                                          62,363           65,934
    Other assets                                                                            9,524            8,236
                                                                                    ---------------  ---------------
              Total other assets                                                           71,887           74,170
                                                                                    ---------------  ---------------
              Total assets                                                            $12,702,134    $   8,901,292
                                                                                    ===============  ===============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Current maturities of long-term debt                                             $  2,605,511    $     833,812
    Trade accounts payable                                                              3,618,113        1,846,929
    Accrued expenses                                                                    1,261,591        1,364,826
    Billings in excess of costs and estimated earnings on uncompleted
       contracts                                                                          727,890          667,797
                                                                                    ---------------  ---------------
              Total current liabilities                                                 8,213,105        5,001,964
                                                                                    ---------------  ---------------
LONG-TERM DEBT, NET OF CURRENT MATURITIES                                               1,041,198          801,627
                                                                                    ---------------  ---------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
    Common stock, no par value; 20,000 shares authorized, 1,000 shares issued
       and outstanding in 1999 and 1998                                                         0                0
    Contributed capital                                                                   280,000          280,000
    Retained earnings                                                                   3,167,831        2,817,701
                                                                                    ---------------  ---------------
              Total stockholders' equity                                                3,447,831        3,097,701
                                                                                    ---------------  ---------------
              Total liabilities and stockholders' equity                              $12,702,134    $   8,901,292
                                                                                    ===============  ===============


      The accompanying notes are an integral part of these balance sheets.

                              A. LAWER CORPORATION


                            STATEMENTS OF OPERATIONS

                 FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND 1998








                                                                  1999               1998
                                                             ---------------       ---------------
                                                                        (UNAUDITED)


NET SALES                                                       $13,665,503         $12,332,472

COST OF SALES                                                     9,317,368           8,932,609
                                                             ---------------       ---------------
GROSS PROFIT                                                      4,348,135           3,399,863

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES                     2,767,441           2,422,672
                                                             ---------------       ---------------
INCOME FROM OPERATIONS                                            1,580,694             977,191
                                                             ---------------       ---------------
OTHER INCOME (EXPENSES):
    Interest expense                                                (66,004)            (66,258)
    Miscellaneous income                                                  -              12,639
                                                             ---------------       ---------------
              Total other expenses                                  (66,004)            (53,619)
                                                             ---------------       ---------------
NET INCOME                                                     $  1,518,325           $ 923,572
                                                             ===============       ===============









        The accompanying notes are an integral part of these statements.

                              A. LAWER CORPORATION


                            STATEMENTS OF CASH FLOWS

                 FOR THE SIX MONTHS ENDED JUNE 30 1999 AND 1998




                                                                             1999           1998
                                                                        ---------------  ---------------
                                                                                 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                           $   1,518,325    $  923,572
   Adjustments to reconcile net income to net cash used in operating activities:
         Depreciation and amortization expense                                138,988       137,231
         Changes in assets and liabilities:
               Accounts receivable                                         (2,073,088)   (2,485,232)
               Inventory                                                   (1,596,379)   (1,680,622)
               Other assets                                                  (187,938)      (67,198)
               Trade accounts payable                                       1,771,184     2,645,910
               Accrued expenses                                              (103,235)      271,790
               Other liabilities                                               60,093        48,682
                                                                        ---------------  ---------------
                 Net cash used in operating activities                       (472,050)     (205,867)
                                                                        ---------------  ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of vehicles, equipment and leasehold improvements                 (63,458)     (120,137)
                                                                        ---------------  ---------------
                 Net cash used in investing activities                        (63,458)     (120,137)
                                                                        ---------------  ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds on line of credit, net                                          1,503,139     1,004,183
   Repayments on stockholders, and related-party loans                        (94,965)      (12,513)
   Borrowings on stockholders, and related-party loans                        650,000             -
   Proceeds from long-term debt                                                     -        64,648
   Repayments on long-term debt                                               (46,904)      (72,628)
   Distributions to stockholders                                           (1,456,795)     (469,316)
                                                                        ---------------  ---------------
                 Net cash provided by financing activities                    554,475       514,374
                                                                        ---------------  ---------------
NET CHANGE IN CASH                                                             18,967       188,370

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                  3,307       121,875
                                                                        ---------------  ---------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                $      22,274    $  310,245
                                                                        ===============  ===============
SUPPLEMENTAL DISCLOSURES:
   Cash paid for interest                                               $      66,004    $   66,258
                                                                        ===============  ===============





        The accompanying notes are an integral part of these statements.

                              A. LAWER CORPORATION


                          NOTES TO FINANCIAL STATEMENTS

                             JUNE 30, 1999 AND 1998


1.   BASIS OF PRESENTATION

     The accompanying unaudited financial statements have been prepared in accordance with the audited financial statements as of December 31, 1998 and 1997 and therefore, do not included all information and footnotes required by generally accepted accounting principles. However, in the opinion of management, all adjustments (which, except as disclosed elsewhere herein, consist only of normal recurring accruals) necessary for a fair presentation of the results of operations for the relevant periods have been made. Results for the interim periods are not necessarily indicative of the results to be expected for the year. These unaudited financial statements should be read in conjunction with the summary of significant accounting policies and the notes to the audited financial statements of A. Lawer Corporation as of December 31, 1998 and 1997.